UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Ave. Floor 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2012

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2012

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund

Disclosures

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

This commentary contains the current opinions of the authors, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	10
Schedule of Investments	11
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Financial Statements
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets
Osterweis Fund	23
Osterweis Strategic Income Fund	24
Osterweis Strategic Investment Fund	25
Financial Highlights
Osterweis Fund	26
Osterweis Strategic Income Fund	27
Osterweis Strategic Investment Fund	28
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	35
Expense Example	36
Trustees and Executive Officers	38
Additional Information	40
Privacy Notice	41

Letter from the Chief Investment Officer and the President

May 16, 2012

Dear Investors,

During the first quarter of 2012, the stock market continued the upward trajectory that began in the fourth quarter of 2011.  The factors behind this include a temporary easing of the euro crisis, continued modest growth in the U.S. economy and the lack of any significant political or economic disruptions.  The S&P 500 Index enjoyed a total return of 12.6% in the quarter.  This gain was concentrated, however, in just several sectors.  There was a decidedly pro-cyclical tilt to the strong stock market performance with gains concentrated largely in three economically sensitive sectors: Financials, Information Technology (IT) and Consumer Discretionary.  In fact, of the ten largest contributors to the S&P’s performance in the first quarter, five were IT names and four were Financials.  These ten stocks accounted for nearly 34% of the index’s gains.  One stock alone – Apple – accounted for nearly 13% of the gains.

From an economic perspective, fourth quarter trends persisted into the first quarter.  The U.S. economy continued on a path of slow recovery.  Housing appears to have bottomed and may no longer be a drag on the expansion.  Employment trends showed modest improvement but were probably aided by unseasonably mild weather, and so are unlikely to be as robust going forward.  Consumer spending was solid but, again, this may be unsustainable because incomes are rising more slowly and consumers generally need to increase their savings rate.

Offsetting these positive trends in the U.S. was a slowdown in productivity growth.  Simply put, “…corporate America’s ability to extract cyclical productivity gains by shedding workers is over.”1  As a result, corporate profit margins are no longer expanding and could well come under pressure.  Additionally, corporate profit growth has slowed sharply in recent quarters with S&P earnings likely to post only single digit growth this year at best.

Most of Europe is in recession and the euro crisis is probably only dormant, not solved.  The likelihood of another eruption appears high.  The European Central Bank’s (ECB) Longer-Term Refinancing Operation program addresses only the liquidity crisis in the European banking system, not the larger solvency issues that are at the core of the euro crisis.  Meanwhile, growth in emerging markets, most notably China, has slowed.  This, of course, has the salutary effect of lessening commodity inflation pressures, but also the negative effect of lower world-wide growth prospects.

While generally favorable, global economic developments would hardly seem to warrant the significant rerating of global equities that occurred in the quarter.  Rather, we believe the key driver of the rally in equities was investor enthusiasm for continued central bank intervention in financial markets.  In Europe, the ECB under new leadership moved aggressively both in December and February to use its balance sheet to alleviate the intertwined financial and sovereign debt crises.  In Japan (the single best performing developed stock market globally in the first quarter), the Bank of Japan (BOJ) in February announced a surprising expansion to its quantitative easing program.  Meanwhile, the U.S. Federal Reserve (Fed) took the unprecedented step of forcefully stating that it would attempt to keep interest rates low through 2014.

The contrasting forces of sluggish economic growth caused by private sector deleveraging and very accommodative central bank monetary policies create a challenging macro backdrop against which to invest.  Short-term risks include the possibility of another euro shock, slower than expected economic growth in the emerging economies and weaker than expected corporate profits.  As the year rolls forward, a very significant fiscal drag in the U.S. likely will begin to loom ever larger as the payroll and Bush tax cuts expire and as mandatory spending cuts go into effect in early 2013.  Collectively, the expiring tax cuts together with the mandatory spending cuts represent a potential 3.5%-4.0% hit to U.S. GDP next year, which could push the U.S. economy into recession.  It is unlikely that Congress will allow this to happen but given our lawmakers’ recent displays of partisan bickering, one has to be skeptical of their ability to come together in a timely fashion.  Obviously if the Bush tax cuts are allowed to expire, taxes on capital gains and dividend income would rise significantly.  This could have a depressing effect on the market, at least temporarily.  We suspect a compromise will be reached on this issue.

Longer term, the developed world economies may have many more years ahead of constrained economic growth.  Ever since the end of World War II, the developed world has piled on increasing amounts of debt in order to sustain growth and avoid crises.  Most economies appear to have hit the limit of their debt accumulation process and now need to de-lever.  We are therefore entering the payback phase of the debt cycle.  Corporations have cleaned up their balance sheets.

Letter from the Chief Investment Officer and the President

Households are just beginning to address the problem.  But governments are still borrowing like mad.  Just as the borrowing phase supported growth, the payback phase may depress growth.  Deleveraging is likely to be a long and painful deflationary process.

Central banks (the Fed, ECB, BOJ, Bank of England) are fully aware of this and will likely continue to provide as much of a liquidity offset as possible, mindful of the lessons learned from the Depression of the 1930s and the 20 years of stagnation that Japan has gone through since their bubble economy collapsed in the 1990s.  Our guess is that the argument over whether deflationary or inflationary forces will prevail will rage for several more years to come.  We believe governments will continue to use expansionary fiscal policies as well as monetary policies but the stakes are clearly rising:  witness the European sovereign debt crisis as well as the U.S. budget drama in 2011.  Increasingly, fiscal responsibility may be forced upon governments by a potential capital market revolt, suggesting that markets are likely to remain volatile for some time.

Offsetting this somewhat gloomy picture are several trends we think could have a significant positive effect on the U.S. economy.  First, we are beginning to see a return of manufacturing to the U.S.  China and other emerging market economies are experiencing significant upward pressure on wage rates and higher oil prices are raising transportation costs.  Combined, these two factors make U.S.-based manufacturing more attractive.  The U.S. enjoys far better productivity than emerging markets.  Moreover, U.S.-based manufacturing also enjoys excellent logistics.  There is growing anecdotal evidence that manufacturers are pulling operations back to the U.S.  We think this may accelerate over the next decade.

Second, there is a continuing technology revolution that should spur growth.  Perhaps the most intriguing to us is the advent of computational design and production involving a revolution in materials science and 3D printing.  How far reaching these technologies become is hard to say but coupled with a general trend of a return of manufacturing to the U.S., their impact could be quite profound.  Other technological innovation should also contribute to a more robust U.S. economy.

Third, unconventional oil and gas production in North America is now rising so rapidly that the U.S. finds itself today with a material energy cost advantage vis-a-vis the rest of the non OPEC world and could find itself energy self-sufficient toward the end of this decade.  Low and globally competitive energy costs have restored a manufacturing cost advantage to U.S.-based industrial users and there are now plans around the country for major plant expansions, most notably in the petrochemical industry.

Finally, from a valuation perspective, we think stocks are reasonably priced on an absolute basis and extremely attractive relative to bonds.  Bonds have performed well over the past three decades, but with interest rates at record lows, there is not much room for bonds to continue outpacing stocks on a total return basis.  Meanwhile, companies are steadily increasing dividends.  Even Apple recently instituted a dividend.  For some time, investors have been lowering their exposure to U.S. equities.  We believe this trend should reverse, especially once interest rates start to rise and bond market returns turn negative.

This past December, we updated our website, www.osterweis.com, with the objective of creating an easy to navigate site with detailed information on each of our funds.  Additionally, we started delivering our quarterly shareholder letters and outlooks by email.  If you have not already signed up to receive these communications, please visit www.osterweis.com to subscribe to our email list or send a request to clientservice@osterweis.com

Sincerely,

John Osterweis	Matt Berler
____________________

1  BCA, March 2012 pg. 26

As of March 31, 2012, shares of Apple were not held by any of the Osterweis Funds.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2012, the Osterweis Fund (the “Fund”) generated a total return of -1.21%, underperforming its benchmark the S&P 500 Index, which generated a total return of 8.54% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

In early 2011 it looked as if the U.S. economy might be heading towards a self-sustaining recovery.  But in the 3rd quarter, unforeseen political bickering over the debt ceiling, coupled with an increasingly serious euro crisis, unnerved investors and caused equity markets to collapse.  The selling pressure that hit with full fury in August continued right through to the end of the third quarter.  Improving economic data in the fourth quarter allowed markets to recover somewhat.

During the first quarter of 2012, the stock market continued the upward trajectory that began in the fourth quarter of 2011.  The factors behind this include a temporary easing of the euro crisis, continued modest growth in the U.S. economy and the lack of any significant political or economic disruptions.

Portfolio Review

At the start of the fiscal year (April 1, 2011), the Fund’s equity exposure was 90%.  Over the course of the fiscal year, we adjusted the asset mix based on our outlook and market conditions, with allocation to equities reaching a high of 94% in April 2011 and a low of 78% in October 2011.  At the end of the fiscal year, equity exposure was back at 90%.

The Fund’s one-year return substantially trailed that of the benchmark primarily due to relative underperformance in the second and fourth fiscal quarters.  These two periods combined accounted for a difference of about seven percentage points relative to the S&P 500.  Our underperformance during the second fiscal quarter selloff appeared to have been driven primarily by extreme price pressure in several of our core holdings.  This year’s underperformance in the fourth fiscal quarter reflected our focus on what we believe to be less cyclical investments, which did not keep pace during the market rally, as well as the drag from our cash and bond allocations.  Over the fiscal year ending March 31, 2012, sectors in which the Fund fared the worst relative to the benchmark were Information Technology (IT), Health Care and Industrials. Seven of the Fund’s ten worst detractors belonged to these sectors, including IT names Hewlett Packard Co. and Computer Sciences Corp., Industrials holdings Digital Globe Inc. and Avery Dennison Corp., and Health Care investment Agilent Technologies Inc. On the positive side, our Energy sector holdings helped the Fund’s relative returns, with Kinder Morgan Inc., Enterprise Products Partners and Magellan Midstream Partners being the top contributors in this sector.

Outlook & Portfolio Positioning

Looking ahead, we believe a conservative posture makes sense in light of macro level risks that we discuss further in our letter on page 2.  Additionally, we think it is prudent to remain focused on companies and sectors that do not need a strong economic recovery to sustain earnings and cash flow growth.  We may see potential volatility in the markets through year end as Congress and the President try to deal with the looming 2013 fiscal issues.  As always, we are managing the Fund based on a philosophy that seeks to compound reasonable gains while avoiding major losses.

____________________

Mutual Fund investing involves risk.  Principal loss is possible. The Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview

Average Annual Total Return
Periods Ended March 31, 2012

					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	-1.21%	1.50%	6.35%	10.84%	10.62%
S&P 500 Index	8.54	2.01	4.12	6.10	8.28
Expense ratio as of 3/31/2012:  0.98%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2002 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Enterprise Products Partners L.P.	3.6%
Kinder Morgan, Inc.	3.6
Valeant Pharmaceuticals International, Inc.	3.3
Viacom, Inc.	3.2
Crown Holdings, Inc.	3.1
American Water Works Co., Inc.	3.1
Bayer AG	3.1
Cinemark Holdings, Inc.	3.1
HealthSouth Corp.	3.0
Spirit AeroSystems Holdings, Inc.	3.0
Total	32.1%

Sector Allocation

Osterweis Fund | Schedule of Investments at March 31, 2012

Shares		Value
Common Stocks: 83.2%

Aerospace & Defense: 4.4%
1,098,020	DigitalGlobe, Inc.1	$14,647,587
1,348,185	Spirit AeroSystems Holdings, Inc.1	32,976,605
		47,624,192
Beverages: 1.7%
190,605	Diageo Plc – ADR	18,393,383
Commercial Banks: 2.9%
962,680	First Republic Bank1	31,710,679
Commercial Services & Supplies: 2.8%
998,742	Republic Services, Inc.	30,521,555
Containers & Packaging: 3.1%
926,970	Crown Holdings, Inc.1	34,140,305
Electronic Equipment,
Instruments & Components: 2.3%
698,523	Avnet, Inc.1	25,419,252
Food Products: 8.3%
1,739,298	Cosan Limited	25,828,575
860,990	Kraft Foods, Inc.	32,726,230
922,470	Unilever NV – ADR	31,391,654
		89,946,459
Gas Utilities: 2.5%
1,424,160	Questar Corp.	27,429,322
Health Care Equipment & Supplies: 4.9%
406,530	Gen-Probe Inc.1	26,997,657
433,185	Teleflex, Inc.	26,489,263
		53,486,920
Health Care Providers & Services: 3.0%
1,612,890	HealthSouth Corp.1	33,031,987
Insurance: 4.2%
100,195	Alleghany Corp.1	32,974,175
1,099,125	Symetra Financial Corp.	12,672,911
		45,647,086
Internet Software & Services: 2.2%
37,970	Google, Inc.1	24,347,883
IT Services: 1.0%
560,835	Redecard SA2	10,891,342
Media: 6.2%
1,516,070	Cinemark Holdings, Inc.	33,277,737
723,125	Viacom, Inc.	34,319,512
		67,597,249
Multiline Retail: 2.5%
2,213,880	Marks & Spencer Group Plc – ADR	26,699,393
Oil, Gas & Consumable Fuels: 7.7%
194,255	Apache Corp.	19,510,972
1,005,775	Kinder Morgan, Inc.	38,873,204
262,090	Occidental Petroleum Corp.	24,958,830
		83,343,006
Pharmaceuticals: 11.4%
473,925	Bayer AG – ADR	33,312,188
479,040	Johnson & Johnson	31,597,478
408,445	Novartis AG – ADR	22,631,938
669,088	Valeant Pharmaceuticals
	International, Inc.1	35,923,335
		123,464,939
Semiconductors &
Semiconductor Equipment: 2.1%
2,287,135	Atmel Corp.1	22,551,151
Software: 3.0%
3,588,278	Compuware Corp.1	32,976,275
Thrifts & Mortgage Finance: 1.0%
792,855	Nationstar Mortgage
	Holdings, Inc.1	11,385,398
Trading Companies & Distributors: 2.9%
1,302,866	Air Lease Corp.1	31,359,985
Water Utilities: 3.1%
1,001,015	American Water Works Co., Inc.	34,064,540
Total Common Stocks
(Cost $716,867,603)		906,032,301

Partnerships & Trusts: 6.3%

Oil, Gas & Consumable Fuels: 6.3%
778,370	Enterprise Products Partners L.P.	39,284,334
404,482	Magellan Midstream Partners L.P.	29,260,228
		68,544,562
Total Partnerships & Trusts
(Cost $32,229,164)		68,544,562

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2012

Principal
Amount		Value
Bonds: 4.9%

Corporate Bonds: 4.3%

Aerospace & Defense: 1.0%
$10,733,000	GenCorp, Inc. 9.500%, 08/15/2013	$10,800,081

Diversified Financial Services: 0.7%
8,000,000	International Lease Finance Corp. 5.300%, 05/01/2012	8,047,040

IT Services: 0.6%
5,648,000	Unisys Corp. 12.750%, 10/15/20143	6,325,760

Multiline Retail: 2.0%
19,834,000	Dollar General Corp. 11.875%, 07/15/2017	21,619,259

Total Corporate Bonds
(Cost $46,811,168)		46,792,140

Convertible Bonds: 0.6%

Health Care Equipment & Supplies: 0.6%
6,000,000	Integra LifeSciences Holdings Corp. 2.375%, 06/01/20123	6,015,000

Total Convertible Bonds
(Cost $5,977,472)		6,015,000
Total Bonds
(Cost $52,788,640)		52,807,140

Shares
Short-Term Investments: 5.9%

64,088,328	Federated U.S. Treasury
	Cash Reserve, 0.000%4	64,088,328
Total Short-Term Investments
(Cost $64,088,328)		64,088,328

Total Investments in Securities: 100.3%
(Cost $865,973,735)		1,091,472,331
Liabilities in Excess of Other Assets: (0.3)%		(2,849,845)
Total Net Assets: 100.0%		$1,088,622,486

ADR – American Depositary Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2012, the value of these securities amounted to $12,340,760 or 1.1% of net assets.

4	Annualized seven-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2012, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 4.75%, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which generated a total return of 7.71% for the same period.  (Please see standardized performance in the table following this letter.)

Market Review

A curious incongruity developed in the markets during the second half of 2011.  As Treasuries continued their rally that began after the Standard & Poor’s downgrade in early August, U.S. equity markets also rose smartly from their lows.  Normally, a rally in Treasuries implies that investors are in a “risk off” mode, meaning that the fear of economic weakness causes investors to seek safe havens, like U.S. Treasuries.  Conversely, a rally in equities is perceived as a “risk on” mode, meaning that the sky is clearing and it is safe to invest again.  In the first quarter of 2012 we saw a return to a more normal environment with a rally in “risk on” assets although questions about the sustainability of the U.S. recovery still remain.

Portfolio Review

While the Fund provided a solid absolute return over the fiscal year, it underperformed the benchmark, largely due to poor relative performance in the first six months of the period.  The Fund’s general avoidance of investment grade holdings was the primary detractor from relative performance, as this sector outperformed the Fund’s non-investment grade holdings in the first six months of the fiscal year.  The Fund was particularly hindered by its lack of exposure to Treasuries.  Treasuries rallied strongly during the second fiscal quarter, and the Treasury sector was the best performing investment grade subsector within the benchmark for the first half of the fiscal year.

The Fund’s investments in high yield securities helped relative performance in the second half of the fiscal year.  The Fund’s high yield securities, as a whole, performed strongly, outperforming the benchmark.  Given the Fund’s significant weight in high yield securities, this sector added notably to both absolute and relative results in the second half.  At the beginning of the fiscal year, the Fund held approximately 73% in high yield securities.  At the end of the fiscal year, the Fund held approximately 68% in high yield securities.  The benchmark, an investment grade index, does not contain any high yield bonds.

The yield curve declined during the fiscal year, with longer-term yields declining more than shorter-term yields.  Therefore, the Fund’s shorter duration positioning relative to the benchmark was another detractor from relative performance.  Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, resulting in a drag on the Fund’s relative performance.

Outlook & Portfolio Positioning

The Fed’s zero interest rate policy is entering its fourth year.  The three year rally in equities and high yield seems to be gaining strength, and as a result, the case has been made for the end of the secular Treasury rally.  While we do not necessarily disagree with this view, the timing and appropriate portfolio positioning around such a change has some interesting nuances, which we discuss more fully on page 2.  The leading central banks have bloated their balance sheets by providing both monetary stimulus and increasing liquidity to the markets.  One must ask whether the result has been worth the cost.  While they have been successful in saving our banking system from insolvency, these liquidity injections have been less successful at creating a true wealth effect and a rebound in capital gains income, proportionate with the rebound in the market.

While we have seen steady signs of economic improvement in the U.S., no doubt aided by seasonal factors, such as benign weather, we feel it is premature to say we have a self-sustaining growth cycle.  There are still many headwinds that could derail this nascent recovery.  As a result, we are still generally avoiding exposure to interest rate risk found in Treasuries and investment grade bonds, despite the possibility of another flight-to-safety rally should the headwinds strengthen.  We still favor intermediate and shorter maturity, higher yielding bonds issued by companies we consider to be well run.  On market weakness we will consider adding to our equity sensitive convertibles exposure.

Strategic Income Fund | Portfolio Managers’ Review

Mutual Fund investing involves risk.  Principal loss is possible. The Osterweis Strategic Income Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Strategic Income Fund | Fund Overview

Average Annual Total Return
Periods Ended March 31, 2012

					Since Inception
	1 Yr.	3 Yr.	5 Yr.	7 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	4.75%	12.61%	7.09%	7.24%	8.10%
Barclays Capital U.S. Aggregate Bond Index	7.71	6.83	6.25	5.72	5.34
Expense ratio as of 3/31/2012:  0.92%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Debt Holdings
CIT Group, Inc., 7.000%	2.7%
RSC Holdings, Inc., 9.500%	2.3
Dollar General Corp., 11.875%	2.2
Arch Western Finance, LLC, 6.750%	2.2
Lions Gate Entertainment Corp., 10.250%	2.0
Host Hotels & Resorts, L.P., 6.875%	1.9
MGM Resorts International, 6.750%	1.9
West Corp., 11.000%	1.9
MDC Partners, Inc., 11.000%	1.8
Spartan Stores, Inc., 3.375%	1.7
Total	20.6%

Sector Allocation

Strategic Income Fund | Schedule of Investments at March 31, 2012

Principal
Amount		Value
Bonds: 82.4%
Corporate Bonds: 72.1%

Aerospace & Defense: 3.3%
$24,150,000	AAR Corp. 7.250%, 01/15/20221	$24,693,375
18,700,000	ADS Tactical, Inc. 11.000%, 04/01/20181	19,635,000
30,695,000	GenCorp, Inc. 9.500%, 08/15/2013	30,886,844
		75,215,219
Auto Components: 0.8%
	Stoneridge, Inc.
17,150,000	9.500%, 10/15/20171	18,286,188
Capital Markets: 1.1%
	Oppenheimer Holdings, Inc.
24,570,000	8.750%, 04/15/2018	25,184,250
Chemicals: 0.5%
	Intertape Polymer Group
1,500,000	8.500%, 08/01/2014	1,515,000
	Nova Chemicals Corp.
9,287,000	3.784%, 11/15/20132	9,333,435
		10,848,435
Commercial Banks: 2.9%
	CIT Group, Inc.
59,710,000	7.000%, 05/02/20161	60,008,550
5,000,000	7.000%, 05/02/20171	5,018,750
		65,027,300
Commercial Services & Supplies: 3.4%
	American Reprographics Co.
9,311,000	10.500%, 12/15/2016	9,264,445
	Deluxe Corp.
34,090,000	7.375%, 06/01/2015	35,197,925
	R.R. Donnelley & Sons Co.
31,600,000	8.250%, 03/15/2019	31,600,000
		76,062,370
Construction & Engineering: 1.6%
	United Rentals North America, Inc.
32,246,000	10.875%, 06/15/2016	36,679,825
Consumer Finance: 0.6%
	SLM Corp.
12,280,000	5.375%, 01/15/2013	12,528,289
Containers & Packaging: 2.5%
	Longview Fibre Co.
21,210,000	8.000%, 06/01/20161	21,713,737
	Packaging Dynamics Corp.
32,700,000	8.750%, 02/01/20161	34,498,500
		56,212,237
Diversified Financial Services: 2.8%
	International Lease Finance Corp.
23,375,000	5.300%, 05/01/2012	23,512,445
5,000,000	0.927%, 07/13/20122	4,974,845
9,300,000	5.250%, 01/10/2013	9,439,500
3,382,000	6.375%, 03/25/2013	3,491,915
13,000,000	6.625%, 11/15/2013	13,325,000
10,000,000	4.875%, 04/01/2015	9,904,850
		64,648,555
Diversified Telecommunication Services: 1.9%
	West Corp.
39,875,000	11.000%, 10/15/2016	42,566,563
Electrical Equipment: 0.9%
	Coleman Cable, Inc.
19,075,000	9.000%, 02/15/2018	20,171,812
Energy Equipment & Services: 0.4%
	Helix Energy Solutions Group, Inc.
8,939,000	9.500%, 01/15/20161	9,374,776
Food Products: 0.7%
	Dole Food Co., Inc.
13,825,000	13.875%, 03/15/2014	15,881,469
Health Care Equipment & Supplies: 2.8%
	Alere, Inc.
5,300,000	7.875%, 02/01/2016	5,551,750
29,059,000	9.000%, 05/15/2016	30,439,303
	Biomet, Inc.
24,586,000	11.625%, 10/15/2017	26,706,543
		62,697,596
Health Care Providers & Services: 0.8%
	HCA, Inc.
7,000,000	6.750%, 07/15/2013	7,315,000
9,188,000	9.875%, 02/15/2017	10,060,860
		17,375,860
Hotels, Restaurants & Leisure: 4.3%
	Boyd Gaming Corp.
9,790,000	6.750%, 04/15/2014	9,851,188

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2012

Principal
Amount		Value
Hotels, Restaurants & Leisure: 4.3% (Continued)
	Fiesta Restaurant Group, Inc.
$34,500,000	8.875%, 08/15/20161	$36,570,000
	MGM Resorts International
42,095,000	6.750%, 09/01/2012	43,015,828
4,580,000	6.750%, 04/01/2013	4,746,025
3,000,000	5.875%, 02/27/2014	3,105,000
		97,288,041
Household Durables: 1.1%
	Ethan Allen Interiors, Inc.
24,500,000	5.375%, 10/01/2015	24,572,422
Household Products: 0.4%
	Spectrum Brands, Inc.
8,802,000	12.000%, 08/28/2019	9,671,197
IT Services: 3.3%
	Computer Sciences Corp.
19,500,000	5.500%, 03/15/2013	20,280,000
	Unisys Corp.
32,475,000	12.750%, 10/15/20141	36,372,000
15,361,000	12.500%, 01/15/2016	16,417,069
		73,069,069
Leisure Equipment & Products: 1.1%
	Smith & Wesson Holding Corp.
23,455,000	9.500%, 01/14/20161	24,100,012
Machinery: 1.2%
	Manitowoc, Inc.
27,235,000	7.125%, 11/01/2013	27,337,131
Media: 5.8%
	Lions Gate Entertainment Corp.
41,530,000	10.250%, 11/01/20161	45,942,563
	MDC Partners, Inc.
37,069,000	11.000%, 11/01/2016	40,590,555
4,000,000	11.000%, 11/01/20161	4,340,000
	Regal Entertainment Group
21,385,000	9.125%, 08/15/2018	23,523,500
	Scholastic Corp.
16,718,000	5.000%, 04/15/2013	17,052,360
		131,448,978
Metals & Mining: 0.9%
	A.M. Castle & Co.
19,250,000	12.750%, 12/15/20161	20,934,375
Multiline Retail: 2.2%
	Dollar General Corp.
46,029,000	11.875%, 07/15/2017	50,172,070
Oil, Gas & Consumable Fuels: 8.4%
	Arch Western Finance, LLC
49,840,000	6.750%, 07/01/2013	50,026,900
	Bill Barrett Corp.
10,555,000	9.875%, 07/15/2016	11,663,275
	Linn Energy, LLC
16,611,000	11.750%, 05/15/2017	18,936,540
12,500,000	6.250%, 11/01/20191	12,140,625
	Raam Global Energy Co.
17,950,000	12.500%, 10/01/2015	18,802,625
	Stone Energy Corp.
14,120,000	6.750%, 12/15/2014	14,261,200
15,375,000	8.625%, 02/01/2017	16,143,750
	Targa Resource Partners L.P.
9,729,000	11.250%, 07/15/2017	11,139,705
	Vanguard Natural Resources, LLC
35,500,000	7.875%, 04/01/2020	35,389,240
		188,503,860
Paper & Forest Products: 1.3%
	Neenah Paper, Inc.
29,371,000	7.375%, 11/15/2014	29,517,855
Real Estate Investment Trusts: 1.9%
	Host Hotels & Resorts, L.P.
41,981,000	6.875%, 11/01/2014	43,030,525
Road & Rail: 2.6%
	Hertz Corp.
5,553,000	7.625%, 06/01/2012	5,615,527
	Kansas City Southern De Mexico
24,268,000	12.500%, 04/01/2016	28,211,550
	Swift Services Holdings, Inc.
21,805,000	10.000%, 11/15/2018	23,849,219
		57,676,296
Specialty Retail: 6.3%
	Brown Shoe Co., Inc.
24,550,000	7.125%, 05/15/2019	24,181,750
	Collective Brands, Inc.
32,964,000	8.250%, 08/01/2013	33,293,970
	RSC Holdings, Inc.
49,715,000	9.500%, 12/01/2014	51,330,737

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2012

Principal
Amount		Value
Specialty Retail: 6.3% (Continued)
	The Pep Boys-Manny, Moe & Jack
$32,774,000	7.500%, 12/15/2014	$33,306,905
		142,113,362
Textiles, Apparel & Luxury Goods: 0.4%
	Levi Strauss & Co.
9,000,000	8.875%, 04/01/2016	9,315,090
Tobacco: 1.6%
	Alliance One International, Inc.
35,472,000	10.000%, 07/15/2016	35,826,720
Trading Companies & Distributors: 2.0%
	Air Lease Corp.
35,000,000	5.625%, 04/01/20171	35,043,750
	Russel Metals, Inc.
3,500,000	6.375%, 03/01/2014	3,517,500
	Wesco Distribution, Inc.
5,700,000	7.500%, 10/15/2017	5,842,500
		44,403,750
Wireless Telecommunication Services: 0.3%
	NII Capital Corp.
6,465,000	10.000%, 08/15/2016	7,353,937
Total Corporate Bonds
(Cost $1,603,648,701)		1,625,095,434

Convertible Bonds: 10.3%

Aerospace & Defense: 0.2%
	AAR Corp.
4,770,000	1.625%, 03/01/2014	4,505,861
Capital Markets: 0.5%
	Knight Capital Group, Inc.
11,000,000	3.500%, 03/15/2015	10,573,750
Energy Equipment & Services: 1.1%
	Exterran Energy Corp.
1,500,000	4.750%, 01/15/2014	1,473,750
	Willbros Group, Inc.
22,961,000	6.500%, 12/15/20121	22,961,000
		24,434,750
Food & Staples Retailing: 1.7%
	Spartan Stores, Inc.
40,321,000	3.375%, 05/15/2027	39,111,370
Health Care Equipment & Supplies: 1.6%
	Hologic, Inc.
2,750,000	2.000%, 12/15/2037	2,746,563
	Integra LifeSciences
	Holdings Corp.
8,165,000	2.375%, 06/01/20121	8,185,412
4,000,000	1.625%, 12/15/20161	3,625,000
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	21,394,312
		35,951,287
Industrial Conglomerates: 1.5%
	Icahn Enterprises, L.P.
34,739,000	4.000%, 08/15/20131, 2	34,600,044
IT Services: 0.6%
	Euronet Worldwide, Inc.
14,400,000	3.500%, 10/15/2025	14,526,000
Specialty Retail: 2.1%
	Charming Shoppes, Inc.
12,761,000	1.125%, 05/01/2014	12,106,999
	RadioShack Corp.
35,636,000	2.500%, 08/01/20131	34,121,470
		46,228,469
Trading Companies & Distributors: 1.0%
	Air Lease Corp.
19,500,000	3.875%, 12/01/20181	21,376,875
Total Convertible Bonds
(Cost $219,799,702)		231,308,406
Total Bonds
(Cost $1,823,448,403)		1,856,403,840

Shares
Convertible Preferred Stocks: 0.2%

Electric Utilities: 0.1%
49,800	PPL Corp.	2,676,750
Oil, Gas & Consumable Fuels: 0.1%
45,000	Apache Corp.	2,499,300
Total Convertible Preferred Stocks
(Cost $4,761,340)		5,176,050

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2012

Shares	Value
Short-Term Investments: 16.9%

381,288,504	Federated U.S. Treasury
Cash Reserve, 0.000%3	$381,288,504
Total Short-Term Investments
(Cost $381,288,504)	381,288,504
Total Investments in Securities: 99.5%
(Cost $2,209,498,247)	2,242,868,394
Other Assets in Excess of Liabilities: 0.5%	11,027,711
Total Net Assets: 100.0%	$2,253,896,105

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2012, the value of these securities amounted to $533,542,002 or 23.7% of net assets.

2	Variable rate security; rate shown is the rate in effect on March 31, 2012.
3	Annualized seven-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2012, the Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 3.41%, underperforming its blended benchmark of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index, which generated a total return of 8.58% over the same period.  (Please see standardized performance in the table following this letter.)

Market Review

In early 2011 it looked as if the U.S. economy might be heading towards a self-sustaining recovery.  But in the third quarter, unforeseen political bickering over the debt ceiling, coupled with an increasingly serious euro crisis, unnerved investors and caused equity markets to collapse.  The selling pressure that hit with full fury in August continued right through to the end of the third quarter.  Additionally, the remarkable rally in U.S. Treasury bonds in the third quarter, even in the face of the ratings downgrade by Standard & Poor’s, was a dramatic manifestation of the rotation in financial markets away from risk.  Improving economic data in the fourth quarter allowed markets to recover somewhat.

During the first quarter of 2012, the stock market continued the upward trajectory that began in the fourth quarter of 2011.  The factors behind this include a temporary easing of the euro crisis, continued modest growth in the U.S. economy and the lack of any significant political or economic disruptions.

Portfolio Review

At the beginning of the fiscal year (April 1, 2011), the Fund’s equity exposure was 66%.  Over the course of the fiscal year, we adjusted the asset mix based on our outlook and market conditions, with allocation to equities reaching a high of 70% in April 2011 and a low of 50% in November 2011.  At the end of the fiscal year, equity exposure stood at 52%.

Our equity holdings contributed to the Fund’s underperformance versus the blended benchmark of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (“BC Agg”) during the fiscal year.  On the positive side, our fixed income positions boosted the Fund’s relative returns during the period.  In addition, our short-term trading activity in the high yield new issue market, which may not be sustainable, contributed meaningfully to the Fund’s returns.  Portfolio turnover for the fiscal year was high.

Equities

The Fund’s one-year equity return substantially trailed that of the S&P 500 due entirely to the third quarter of 2011 and the first quarter of 2012.  Our underperformance during the 2011 third-quarter selloff appeared to have been driven primarily by extreme price pressure in several of our core holdings.  This year’s first quarter lag reflected our emphasis on what we believe to be less cyclical investments, which did not keep pace with the market rally.  Over the fiscal year, sectors in which our equities fared the worst relative to the benchmark were Information Technology (IT), Health Care and Industrials.  Seven of the ten worst detractors belonged to these sectors, including IT names Computer Sciences Corp. and Hewlett Packard Co., Industrials holdings DigitalGlobe Inc. and Avery Dennison Corp., and Health Care investment Agilent Technologies Inc.  On the positive side, our positions in the Energy sector helped relative returns, with Kinder Morgan Inc., Magellan Midstream Partners and Enterprise Products Partners being the top contributors in this sector.

Fixed Income

The Fund’s fixed income portfolio outperformed the BC Agg for the fiscal year due largely to the second half of the period, during which the Fund’s high yield securities as a whole posted strong returns, outperforming the benchmark.  (The BC Agg, an investment grade index, does not contain any high yield bonds.)  As mentioned above, short-term trading in high yield, the result of a particularly active high yield market, was also a major contributor to performance.  Given our significant weight in high yield, this sector added notably to both absolute and relative results in the second half of the fiscal year.  The Fund held approximately 37% and 32% in high yield securities at the start and end of the six-month period, respectively.

Looking at the second quarter of the fiscal year (third quarter of 2011), the fixed income portfolio substantially underperformed the BC Agg.  Our general avoidance of investment grade holdings was the primary detractor from relative returns, as this sector outperformed the Fund’s predominantly non-investment grade bonds in the period.  The Fund was

Strategic Investment Fund | Portfolio Managers’ Review

particularly hindered by lack of exposure to Treasuries, which rallied strongly and was the best performing sector within the benchmark during the second fiscal quarter.

The yield curve declined during the fiscal year, with longer term yields declining more than shorter term yields.  As a result, our shorter duration positioning relative to the benchmark was another detractor from relative performance.  Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, resulting in a drag on our relative performance.

Outlook

Looking ahead, we believe a conservative posture makes sense in light of macro level risks that we discuss further in our letter on page 2.  Additionally, on the equity side we think it is prudent to remain focused on companies and sectors that do not need a strong economic recovery to sustain earnings and cash flow growth.  We may see potential volatility in the markets through year end as Congress and the President try to deal with the looming 2013 fiscal issues.

In terms of fixed income, we are still generally avoiding exposure to interest rate risk found in Treasuries and investment grade bonds, despite the possibility of a flight-to-safety rally should the headwinds strengthen.  We still favor intermediate and shorter maturity, higher yielding bonds issued by companies we consider to be well run.  On market weakness we will consider adding to our equity sensitive convertibles exposure.

____________________

Mutual Fund investing involves risk.  Principal loss is possible. The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy  prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview

Average Annual Total Return
Periods Ended March 31, 2012

		Since Inception
	1 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	3.41%	13.36%
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index	8.58	15.53
Expense ratio as of 3/31/2012:  1.50%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Growth of $10K

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Kinder Morgan, Inc.	2.1%
Compuware Corp.	1.9
Enterprise Products Partners L.P.	1.9
Cinemark Holdings, Inc.	1.9
HealthSouth Corp.	1.9
Air Lease Corp.	1.8
Alleghany Corp.	1.8
Crown Holdings, Inc.	1.8
Viacom, Inc.	1.7
Kraft Foods, Inc.	1.6
Total	18.4%

Top Ten Debt Holdings
R.R. Donnelly & Sons Co., 8.250%	1.8%
Air Lease Corp., 3.875%	1.3
MDC Partners, Inc., 11.000%	1.3
A.M. Castle & Co., 12.750%	1.3
Fiesta Restaurant Group, Inc., 8.875%	1.2
International Lease Finance Corp., 6.625%	1.2
Oppenheimer Holdings, Inc., 8.750%	1.2
Vanguard Natural Resources, LLC, 7.875%	1.2
Helix Energy Solutions Group, Inc., 9.500%	1.1
United Rentals North America, Inc., 10.875%	1.1
Total	12.7%

Sector Allocation

Strategic Investment Fund | Schedule of Investments at March 31, 2012

Shares		Value
Common Stocks: 47.7%

Aerospace & Defense: 2.1%
18,030	DigitalGlobe, Inc.1	$240,520
27,190	Spirit AeroSystems Holdings, Inc.1	665,068
		905,588
Beverages: 1.2%
5,575	Diageo Plc – ADR	537,988
Commercial Banks: 1.4%
17,730	First Republic Bank1	584,026
Commercial Services & Supplies: 2.8%
21,340	Avery Dennison Corp.	642,975
18,465	Republic Services, Inc.	564,290
		1,207,265
Containers & Packaging: 1.8%
20,645	Crown Holdings, Inc.1	760,355
Electronic Equipment,
Instruments & Components: 1.2%
13,700	Avnet, Inc.1	498,543
Food Products: 4.2%
34,565	Cosan Limited	513,290
18,370	Kraft Foods, Inc.	698,243
17,065	Unilever NV – ADR	580,722
		1,792,255
Gas Utilities: 1.3%
28,190	Questar Corp.	542,939
Health Care Equipment & Supplies: 2.7%
7,760	Gen-Probe Inc.1	515,342
10,765	Teleflex, Inc.	658,279
		1,173,621
Health Care Providers & Services: 1.9%
38,695	HealthSouth Corp.1	792,474
Insurance: 2.4%
2,341	Alleghany Corp.1	770,423
21,505	Symetra Financial Corp.	247,953
		1,018,376
Internet Software & Services: 1.4%
950	Google, Inc.1	609,178
IT Services: 0.8%
16,655	Redecard SA2	323,438
Media: 3.7%
36,985	Cinemark Holdings, Inc.	811,820
15,615	Viacom, Inc.	741,088
		1,552,908
Multiline Retail: 1.3%
44,510	Marks & Spencer Group Plc – ADR	536,791
Oil, Gas & Consumable Fuels: 4.1%
4,165	Apache Corp.	418,333
22,645	Kinder Morgan, Inc.	875,229
4,615	Occidental Petroleum Corp.	439,486
		1,733,048
Pharmaceuticals: 5.9%
8,665	Bayer AG – ADR	609,063
10,265	Johnson & Johnson	677,080
10,490	Novartis AG – ADR	581,251
11,989	Valeant Pharmaceuticals
	International, Inc.1	643,689
		2,511,083
Semiconductors &
Semiconductor Equipment: 1.4%
59,960	Atmel Corp.1	591,206
Software: 2.2%
89,460	Compuware Corp.1	822,137
3,700	Rovi Corp.1	120,435
		942,572
Thrifts & Mortgage Finance: 0.6%
17,010	Nationstar Mortgage Holdings, Inc.1	244,264
Trading Companies & Distributors: 1.8%
32,235	Air Lease Corp.1	775,896
Water Utilities: 1.5%
18,475	American Water Works Co., Inc.	628,705
Total Common Stocks
(Cost $18,357,505)		20,262,519

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2012

Shares		Value
Partnerships & Trusts: 3.4%

Oil, Gas & Consumable Fuels: 3.4%
16,225	Enterprise Products Partners L.P.	$818,876
8,735	Magellan Midstream Partners L.P.	631,890
		1,450,766
Total Partnerships & Trusts
(Cost $1,095,912)		1,450,766

Convertible Preferred Stocks: 0.7%

Electric Utilities: 0.7%
5,200	PPL Corp.	279,500
Total Convertible Preferred Stocks
(Cost $260,000)		279,500

Principal
Amount
Bonds: 35.6%
Corporate Bonds: 32.3%

Aerospace & Defense: 0.7%
	ADS Tactical, Inc.
$300,000	11.000%, 04/01/20183	315,000
Capital Markets: 1.2%
	Oppenheimer Holdings, Inc.
500,000	8.750%, 04/15/2018	512,500
Commercial Services & Supplies: 2.7%
	Deluxe Corp.
400,000	7.375%, 06/01/2015	413,000
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	750,000
		1,163,000
Construction & Engineering: 1.1%
	United Rentals North America, Inc.
400,000	10.875%, 06/15/2016	455,000
Containers & Packaging: 0.7%
	Packaging Dynamics Corp.
300,000	8.750%, 02/01/20163	316,500
Diversified Financial Services: 1.2%
	International Lease Finance Corp.
500,000	6.625%, 11/15/2013	512,500
Diversified Telecommunication Services: 0.8%
	West Corp.
300,000	11.000%, 10/15/2016	320,250
Energy Equipment & Services: 1.1%
	Helix Energy Solutions Group, Inc.
448,000	9.500%, 01/15/20163	469,840
Food & Staples Retailing: 0.9%
	Albertsons, Inc.
350,000	7.250%, 05/01/2013	367,500
Food Products: 0.6%
	Dole Food Co., Inc.
225,000	13.875%, 03/15/2014	258,469
Health Care Equipment & Supplies: 0.7%
	Alere, Inc.
300,000	7.875%, 02/01/2016	314,250
Hotels, Restaurants & Leisure: 2.8%
	Boyd Gaming Corp.
300,000	6.750%, 04/15/2014	301,875
	Fiesta Restaurant Group, Inc.
500,000	8.875%, 08/15/20163	530,000
	MGM Resorts International
344,000	6.750%, 09/01/2012	351,525
		1,183,400
IT Services: 1.2%
	Unisys Corp.
400,000	12.750%, 10/15/20143	448,000
73,000	12.500%, 01/15/2016	78,019
		526,019
Leisure Equipment & Products: 0.5%
	Smith & Wesson Holding Corp.
200,000	9.500%, 01/14/20163	205,500
Machinery: 0.7%
	Manitowoc, Inc.
300,000	7.125%, 11/01/2013	301,125
Media: 2.4%
	Lions Gate Entertainment Corp.
200,000	10.250%, 11/01/20163	221,250
	MDC Partners, Inc.
500,000	11.000%, 11/01/2016	547,500
	Scholastic Corp.
250,000	5.000%, 04/15/2013	255,000
		1,023,750

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2012

Principal
Amount		Value
Metals & Mining: 1.3%
	A.M. Castle & Co.
$500,000	12.750%, 12/15/20163	$543,750
Multiline Retail: 0.9%
	Dollar General Corp.
340,000	11.875%, 07/15/2017	370,603
Oil, Gas & Consumable Fuels: 4.3%
	Arch Western Finance, LLC
300,000	6.750%, 07/01/2013	301,125
	Bill Barrett Corp.
400,000	9.875%, 07/15/2016	442,000
	Raam Global Energy Co.
250,000	12.500%, 10/01/2015	261,875
	Stone Energy Corp.
300,000	8.625%, 02/01/2017	315,000
	Vanguard Natural Resources, LLC
500,000	7.875%, 04/01/2020	498,440
		1,818,440
Paper & Forest Products: 0.9%
	Neenah Paper, Inc.
400,000	7.375%, 11/15/2014	402,000
Real Estate Investment Trusts: 0.3%
	Host Hotels & Resorts, L.P.
110,000	6.875%, 11/01/2014	112,750
Road & Rail: 1.0%
	Kansas City Southern De Mexico
350,000	12.500%, 04/01/2016	406,875
Specialty Retail: 3.1%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	295,500
	Collective Brands, Inc.
400,000	8.250%, 08/01/2013	404,004
	RSC Holdings, Inc.
300,000	9.500%, 12/01/2014	309,750
	The Pep Boys-Manny, Moe & Jack
300,000	7.500%, 12/15/2014	304,878
		1,314,132
Textiles, Apparel & Luxury Goods: 0.6%
	Levi Strauss & Co.
249,000	8.875%, 04/01/2016	257,717
Tobacco: 0.6%
	Alliance One International, Inc.
250,000	10.000%, 07/15/2016	252,500
Total Corporate Bonds
(Cost $13,524,628)		13,723,370

Convertible Bonds: 3.3%

Energy Equipment & Services: 0.6%
	Willbros Group, Inc.
250,000	6.500%, 12/15/20123	250,000
Industrial Conglomerates: 0.5%
	Icahn Enterprises, L.P.
200,000	4.000%, 08/15/20133, 4	199,200
Specialty Retail: 0.9%
	RadioShack Corp.
425,000	2.500%, 08/01/20133	406,938
Trading Companies & Distributors: 1.3%
	Air Lease Corp.
500,000	3.875%, 12/01/20183	548,125
Total Convertible Bonds
(Cost $1,342,219)		1,404,263
Total Bonds
(Cost $14,866,847)		15,127,633

Shares
Short-Term Investments: 13.1%

5,580,370	Federated U.S. Treasury
	Cash Reserve, 0.000%5	5,580,370
Total Short-Term Investments
(Cost $5,580,370)		5,580,370
Total Investments in Securities: 100.5%
(Cost $40,160,634)		42,700,788
Liabilities in Excess of Other Assets: (0.5)%		(226,847)
Total Net Assets: 100.0%		$42,473,941

ADR – American Depositary Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2012, the value of these securities amounted to $4,454,103 or 10.5% of net assets.

4	Variable rate security; rate shown is the rate in effect on March 31, 2012.
5	Annualized seven-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2012

		Osterweis	Osterweis
	Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
ASSETS
Investments in securities, at value (cost $865,973,735,
$2,209,498,247 and $40,160,634, respectively) (Note 2)	$1,091,472,331	$2,242,868,394	$42,700,788
Cash	2,000	5,769	89
Receivables:
Investment securities sold	7,398,690	3,932,778	637,438
Fund shares sold	3,882,348	10,625,565	15,233
Dividends and interest	3,236,735	41,180,748	419,051
Prepaid expenses	37,691	81,507	13,137
Total assets	1,106,029,795	2,298,694,761	43,785,736

LIABILITIES
Payables:
Investment securities purchased	3,083,803	41,878,619	1,229,293
Fund shares redeemed	13,194,380	930,178	—
Investment advisory fees	810,008	1,464,557	36,926
Administration fees	118,950	239,042	4,395
Custody fees	9,577	8,381	1,731
Fund accounting fees	45,530	75,908	10,267
Transfer agent fees	104,172	121,861	6,177
Chief Compliance Officer fees	3,709	3,709	1,207
Other accrued expenses	37,180	76,401	21,799
Total liabilities	17,407,309	44,798,656	1,311,795

NET ASSETS	$1,088,622,486	$2,253,896,105	$42,473,941

COMPUTATION OF NET ASSET VALUE
Net assets	$1,088,622,486	$2,253,896,105	$42,473,941
Shares issued and outstanding (unlimited
number of shares authorized without par value)	39,162,855	194,924,969	3,602,356
Net asset value, offering and redemption price per share	$27.80	$11.56	$11.79

COMPONENTS OF NET ASSETS
Paid-in capital	$860,646,190	$2,222,645,064	$39,459,791
Undistributed net investment income	16,997,393	1,890,255	672,893
Accumulated net realized loss on investments	(14,519,693)	(4,009,361)	(198,897)
Net unrealized appreciation on investments	225,498,596	33,370,147	2,540,154
Net assets	$1,088,622,486	$2,253,896,105	$42,473,941

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2012

		Osterweis	Osterweis
	Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
INVESTMENT INCOME
Dividends (net of $604,876, $0 and $11,882,
respectively, in foreign withholding taxes)	$21,586,607	$462,792	$383,530
Interest	3,338,150	126,224,185	930,558
Total investment income	24,924,757	126,686,977	1,314,088

EXPENSES (Note 3)
Investment advisory fees	10,994,949	15,241,030	340,634
Administration fees	605,499	907,924	15,869
Transfer agent fees	580,993	996,620	25,590
Fund accounting fees	199,355	292,356	40,349
Custody fees	124,311	116,924	29,849
Reports to shareholders	78,973	115,960	4,094
Registration fees	54,497	141,317	14,834
Audit fees	23,900	23,900	19,799
Miscellaneous expense	23,232	23,528	1,767
Trustee fees	20,734	26,006	3,948
Chief Compliance Officer fees	15,280	14,981	4,826
Insurance expense	3,782	4,347	1,286
Legal fees	3,063	3,875	2,913
Total expenses	12,728,568	17,908,768	505,758
Fees recouped by the Adviser	—	—	5,193
Net expenses	12,728,568	17,908,768	510,951
Net investment income	12,196,189	108,778,209	803,137

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency	(11,190,447)	2,709,929	(178,689)
Change in net unrealized appreciation (depreciation) on investments
and foreign currency	(50,525,970)	(18,253,647)	380,015
Net realized and unrealized gain (loss) on investments and foreign currency	(61,716,417)	(15,543,718)	201,326
Net increase (decrease) in net assets resulting from operations	$(49,520,228)	$93,234,491	$1,004,463

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$12,196,189	$8,155,464
Net realized gain (loss) on investments and foreign currency	(11,190,447)	31,599,478
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(50,525,970)	127,442,402
Net increase (decrease) in net assets resulting from operations	(49,520,228)	167,197,344

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(12,204,182)
From realized gains	(13,412,109)	—
Total distributions to shareholders	(13,412,109)	(12,204,182)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(330,927,819)	298,056,500
Total increase (decrease) in net assets	(393,860,156)	453,049,662

NET ASSETS
Beginning of year	1,482,482,642	1,029,432,980
End of year	$1,088,622,486	$1,482,482,642
Undistributed net investment income	$16,997,393	$1,649,791

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	11,736,804	$316,588,329	19,881,558	$518,766,367
Shares issued in reinvestment of distributions	329,357	8,181,223	281,130	7,534,280
Shares redeemed (b)	(24,955,616)	(655,697,371)	(8,826,821)	(228,244,147)
Net increase (decrease)	(12,889,455)	$(330,927,819)	11,335,867	$298,056,500

(b)	Net of redemption fees of $22,266 and $27,683, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$108,778,209	$72,038,276
Net realized gain on investments	2,709,929	26,178,143
Change in net unrealized appreciation (depreciation) on investments	(18,253,647)	18,278,173
Net increase in net assets resulting from operations	93,234,491	116,494,592

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(112,659,328)	(67,628,470)
From net realized gain	(17,812,226)	(15,787,629)
Total distributions to shareholders	(130,471,554)	(83,416,099)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	547,232,826	811,919,491
Total increase in net assets	509,995,763	844,997,984

NET ASSETS
Beginning of year	1,743,900,342	898,902,358
End of year	$2,253,896,105	$1,743,900,342
Undistributed net investment income	$1,890,255	$4,415,775

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	89,127,799	$1,032,482,531	92,789,271	$1,085,756,472
Shares issued in reinvestment of distributions	9,481,836	108,285,201	6,070,363	70,264,427
Shares redeemed (b)	(51,412,071)	(593,534,906)	(29,504,544)	(344,101,408)
Net increase	47,197,564	$547,232,826	69,355,090	$811,919,491

(b)	Net of redemption fees of $51,829 and $44,626, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Period Ended
	March 31, 2012	March 31, 2011*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$803,137	$199,935
Net realized gain (loss) on investments	(178,689)	614,991
Change in net unrealized appreciation on investments	380,015	2,160,139
Net increase in net assets resulting from operations	1,004,463	2,975,065

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(210,036)	(124,121)
From net realized gain	(494,254)	(137,086)
Total distributions to shareholders	(704,290)	(261,207)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)(b)	11,456,117	28,003,793
Total increase in net assets	11,756,290	30,717,651

NET ASSETS
Beginning of year / period	30,717,651	—
End of year / period	$42,473,941	$30,717,651
Undistributed net investment income	$672,893	$64,626

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	1,751,101	$20,057,707	2,658,079	$28,235,567
Shares issued in reinvestment of distributions	61,649	662,113	20,678	226,419
Shares redeemed (b)	(848,046)	(9,263,703)	(41,105)	(458,193)
Net increase	964,704	$11,456,117	2,637,652	$28,003,793

(b)	Net of redemption fees of $224 and $217, respectively.
*	Fund commenced operations on August 31, 2010. Information presented is for the period from August 31, 2010 to March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$28.48	$25.28	$18.20	$24.58	$27.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.25	0.18	0.22	0.18	0.28
Net realized and unrealized gain (loss) on investments	(0.63)	3.28	6.95	(6.20)	(2.71)
Total from investment operations	(0.38)	3.46	7.17	(6.02)	(2.43)

LESS DISTRIBUTIONS:
From net investment income	—	(0.26)	(0.09)	(0.04)	(0.32)
From net realized gain	(0.30)	—	—	(0.32)	(0.54)
Total distributions	(0.30)	(0.26)	(0.09)	(0.36)	(0.86)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$27.80	$28.48	$25.28	$18.20	$24.58
Total return	(1.21)%	13.76%	39.41%	(24.45)%	(8.98)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$1,088.6	$1,482.5	$1,029.4	$396.1	$324.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.98%	0.99%	1.08%	1.20%	1.18%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	0.94%	0.69%	0.96%	1.27%	1.05%
Portfolio turnover rate	31%	39%	26%	63%	56%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2012, and the SEC method for the years ended March 31, 2008 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.80	$11.47	$9.88	$10.78	$11.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.65	0.68	0.69	0.59	0.58
Net realized and unrealized gain (loss) on investments	(0.11)	0.41	1.65	(0.91)	(0.39)
Total from investment operations	0.54	1.09	2.34	(0.32)	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.67)	(0.62)	(0.71)	(0.58)	(0.58)
From net realized gain	(0.11)	(0.14)	(0.04)	—	(0.07)
Total distributions	(0.78)	(0.76)	(0.75)	(0.58)	(0.65)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$11.56	$11.80	$11.47	$9.88	$10.78
Total return	4.75%	9.79%	24.16%	(3.04)%	1.73%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$2,253.9	$1,743.9	$898.9	$293.6	$161.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.92%	0.96%	1.05%	1.24%	1.28%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.58%	5.85%	6.26%	6.18%	5.42%
Portfolio turnover rate	87%	115%	98%	89%	105%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2012, and the SEC method for the years ended March 31, 2008 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout the year / period
	Year Ended	Period Ended
	March 31, 2012	March 31, 2011*

Net asset value, beginning of year / period	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.27	0.11
Net realized and unrealized gain on investments	0.10	1.67
Total from investment operations	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.06)
From net realized gain	(0.16)	(0.07)
Total distributions	(0.23)	(0.13)
Paid-in capital from redemption fees (Note 2)	0.00 ~	0.00	~
Net asset value, end of year / period	$11.79	$11.65
Total return	3.41%	17.90	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.48%	1.79	%#
After fees waived or recouped	1.50%	1.50	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.38%	1.37	%#
After fees waived or recouped	2.36%	1.66	%#
Portfolio turnover rate	160%	134	%+

*	Fund commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to March 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.01.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2012

Note 1 – Organization

The Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund commenced operations on October 1, 1993, August 30, 2002 and August 31, 2010, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in common stocks.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2012, the Funds did not hold fair valued securities.

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2012

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012:

Osterweis Fund	Level 1	Level 2	Level 3
Common Stocks^	$906,032,301	$—	$—
Partnerships & Trusts^	$68,544,562	$—	$—
Corporate Bonds^	$—	$46,792,140	$—
Convertible Bonds^	$—	$6,015,000	$—
Short-Term Investments	$64,088,328	$—	$—
Total Investments in Securities	$1,038,665,191	$52,807,140	$—

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$1,625,095,434	$—
Convertible Bonds^	$—	$231,308,406	$—
Convertible Preferred Stocks^	$5,176,050	$—	$—
Short-Term Investments	$381,288,504	$—	$—
Total Investments in Securities	$386,464,554	$1,856,403,840	$—

Osterweis Strategic Investment Fund	Level 1	Level 2	Level 3
Common Stocks^	$20,262,519	$—	$—
Partnerships & Trusts^	$1,450,766	$—	$—
Convertible Preferred Stocks^	$279,500	$—	$—
Corporate Bonds^	$—	$13,723,370	$—
Convertible Bonds^	$—	$1,404,263	$—
Short-Term Investments	$5,580,370	$—	$—
Total Investments in Securities	$27,573,155	$15,127,633	$—

^  See Schedules of Investments for industry breakouts.

None of the Funds had transfers into or out of Levels 1 and 2 during the year ended March 31, 2012.

Osterweis Funds | Notes to Financial Statements at March 31, 2012

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2012 the Funds deferred, on a tax basis, post-October losses of:

Post-October Losses
Osterweis Fund	$5,224,105
Osterweis Strategic Income Fund	$3,867,793
Osterweis Strategic Investment Fund	$ 12,017

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2012, the Osterweis Fund and the Osterweis Strategic Investment Fund had short-term capital loss carryforwards in the amounts of $7,631,655 and $175,077, respectively.  These capital loss carryforwards do not expire and can be carried forward indefinitely until they are utilized by the Funds.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2009-2011 for the Osterweis Fund and the Osterweis Strategic Income Fund and 2011 for the Osterweis Strategic Investment Fund) or expected to be taken on their tax returns for the fiscal year ended March 31, 2012.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund and the Osterweis Strategic Investment Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Osterweis Funds | Notes to Financial Statements at March 31, 2012

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2012, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
Osterweis Fund	$3,151,413	$(3,148,592)	$(2,821)
Osterweis Strategic Income Fund	$1,355,599	$(1,355,599)	$—
Osterweis Strategic Investment Fund	$15,166	$(15,163)	$(3)

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

K.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.

Osterweis Funds | Notes to Financial Statements at March 31, 2012

As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million and 0.75% for the average daily net assets greater than $250 million.  Beginning May 25, 2012, for the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion.  For the year ended March 31, 2012, the Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund incurred $10,994,949, $15,241,030 and $340,634, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Strategic Investment Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Strategic Investment Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the year ended March 31, 2012, the Adviser recouped $5,193 in previously waived fees for the Osterweis Strategic Investment Fund.  At March 31, 2012, the cumulative amount of fees waived by the Adviser on behalf of the Osterweis Strategic Investment Fund that may be recouped was $29,708.  The Adviser may recoup this amount no later than March 31, 2014.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended March 31, 2012 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2012 are as follows:

	Purchases	Sales
Osterweis Fund	$367,619,216	$656,287,968
Osterweis Strategic Income Fund	$1,689,046,100	$1,446,150,366
Osterweis Strategic Investment Fund	$58,757,870	$51,201,989

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended March 31, 2012 and 2011 for the Funds were as follows:

Osterweis Fund	2012	2011
Distributions paid from:
Ordinary income	$234	$11,472,820
Long-term capital gain*	$13,411,875	$731,362

Osterweis Funds | Notes to Financial Statements at March 31, 2012

Osterweis Strategic Income Fund	2012	2011
Distributions paid from:
Ordinary income	$119,668,360	$78,676,911
Long-term capital gain*	$10,803,194	$4,739,188

Osterweis Strategic Investment Fund	2012	2011
Distributions paid from:
Ordinary income	$704,290	$261,207

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis
	Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
Cost of investments	$865,008,792	$2,214,880,482	$40,169,522
Gross tax unrealized appreciation	251,445,533	41,363,506	3,180,894
Gross tax unrealized depreciation	(24,981,994)	(13,375,594)	(649,628)
Net tax unrealized appreciation	226,463,539	27,987,912	2,531,266
Undistributed ordinary income	14,368,517	7,130,922	669,978
Undistributed long-term capital gain	—	—	—
Total distributable earnings	14,368,517	7,130,922	669,978
Other accumulated gains / (losses)	(12,855,760)	(3,867,793)	(187,094)
Total accumulated earnings / (losses)	$227,976,296	$31,251,041	$3,014,150

For the Osterweis Fund and Osterweis Strategic Investment Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and wash sale deferrals.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, each a series of shares of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2012, and for The Osterweis Fund and The Osterweis Strategic Income Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for The Osterweis Strategic Investment Fund, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year in the period then ended and for the period August 31, 2010 to March 31, 2011.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund as of March 31, 2012, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 24, 2012

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2012 (Unaudited)

As a shareholder of the Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 – March 31, 2012).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	October 1, 2011	March 31, 2012	During the Period*
Actual	$1,000	$1,192	$5.48
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.05

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2012 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	October 1, 2011	March 31, 2012	During the Period*
Actual	$1,000	$1,060	$4.74
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.65

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	October 1, 2011	March 31, 2012	During the Period*
Actual	$1,000	$1,153	$8.07
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.57

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund during that period were 1.00%, 0.92% and 1.50%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Osterweis Funds | Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex2	Other
Name, Address	with the	of Time	Principal Occupation	Overseen	Directorships
and Age	Trust	Served	During Past Five Years	by Trustees	Held
Independent Trustees of the Trust1
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries, Inc. (administrative,	3	Trustee,
(born 1943)	and	Term	management and business consulting); formerly,		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Executive Vice President and Chief Operating Officer,
Fund Services, LLC		May 1991.	Integrated Asset Management (investment adviser
2020 E. Financial Way			and manager) and formerly, President, Value Line, Inc.
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	3	The Dana
(born 1939)		Term	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		Since	Vice President), and Managing Director, Rockefeller		University of
Fund Services, LLC		May 1991.	& Co. (Investment Manager and Financial Advisor);		Virginia Law
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.		School Foundation.
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	3	None.
(born 1938)		Term	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		Since	software).
Fund Services, LLC		May 1991.
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive	3	Independent
(born 1950)		Term	Vice President, Investment Company Administration,		Trustee, The
c/o U.S. Bancorp		Since	LLC (mutual fund administrator).		Managers Funds,
Fund Services, LLC		May 1991.			Managers AMG
2020 E. Financial Way					Funds, Aston
Suite 100					Funds; Advisory
Glendora, CA 91741					Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Osterweis Funds | Trustees and Executive Officers

		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex2	Other
Name, Address	with the	of Time	Principal Occupation	Overseen	Directorships
and Age	Trust	Served	During Past Five Years	by Trustees	Held
Interested Trustee and Officers of the Trust
Eric W. Falkeis3	President	Indefinite	Senior Vice President and Chief Financial Officer	Not	Not
(born 1973)		Term; Since	(and other positions), U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp		January 2011.	LLC since 1997.
Fund Services, LLC	Trustee	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		September 2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1973)		Term; Since	since 2006; formerly, Manager,	Applicable.	Applicable.
c/o U.S. Bancorp		November 2009.	PricewaterhouseCoopers LLP (1999-2006).
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007;	Applicable.	Applicable.
c/o U.S. Bancorp		February 2008.	formerly, Vice President and Senior Counsel,
Fund Services, LLC			Wells Fargo Funds Management, LLC (2004-2007).
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Donna Barrette	Chief	Indefinite	Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.38%
Osterweis Strategic Investment Fund	19.26%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2012, was as follows:

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.36%
Osterweis Strategic Investment Fund	14.83%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	5.86%
Osterweis Strategic Investment Fund	70.18%

Information About Proxy Voting (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Osterweis Funds | Privacy Policy (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol / CUSIP
Osterweis Fund – OSTFX / 742935406
Osterweis Strategic Income Fund – OSTIX / 742935489
Osterweis Strategic Investment Fund – OSTVX / 74316J771

OWRPANNU - 0312

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$22,500	$21,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$22,500	$21,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The Osterweis Strategic Investment Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$20,000	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date  May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date  May 29, 2012

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date  May 29, 2012

* Print the name and title of each signing officer under his or her signature.